                                                                 EXHIBIT 10.1(l)
                             Amendment No. 23

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 23 (hereinafter referred to as the "Amendment") is entered into as of March 31, 2005, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac,
France (hereinafter referred to as the "Seller"), and JetBlue Airways
Corporation, a corporation organized and existing under the laws of the State of
Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA
(hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the
Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all
Exhibits, Appendixes and Letter Agreements attached thereto and as amended by
Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of
March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000,
Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of
January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment
No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19,
2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003,
Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of
October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No.
19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004,
Amendment No. 21 dated as of November, 19, 2004 and Amendment No. 22 dated as of
February 17, 2005 is hereinafter called the "Agreement."

JetBlue -- A320 -- AVSA                                              AM No. 23-1
March 31, 2005

WHEREAS the Seller and the Buyer have agreed to amend Clause 21 of the
Agreement,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

1.1      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms
         "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.       AMENDMENTS

2.1      TERMINATION EVENTS

2.1.1    Paragraph 17 of clause 21.1.1 of the Agreement is hereby replaced by the text in following quoted provision:

         QUOTE

                 (17)     Deleted

         UNQUOTE

3.       EFFECT OF THE AMENDMENT

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

JetBlue -- A320 -- AVSA                                              AM No. 23-2
March 31, (2)005

4.       CONFIDENTIALITY

         This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                            AVSA, S.A.R.L.

                                            By:  /s/ Marie-Pierre Merle Beral
                                                 ----------------------------
                                            Its:  Chief Executive Officer
                                                  -----------------------
                                            Date: March 31, 2005
                                                  --------------

JETBLUE AIRWAYS CORPORATION

By: /s/ Thomas A. Anderson
    -----------------------
Its: Senior Vice President
     ----------------------
Date: April 4, 2005
      -------------

JctBlue -- A320 -- AVSA                                              AM No. 23-3
March 31, 2005